Contact:
Jon Mills
Director, External Communications
317-658-4540
Jon.mills@cummins.com

December 10, 2019

For Immediate Release

Cummins Inc. Approves Share Repurchase Program

COLUMBUS, INDIANA - On December 10, The Board of Directors of Cummins Inc. (NYSE: CMI) authorized the Company to repurchase up to $2 billion in shares of common stock upon completion of its 2018 $2 billion share repurchase program.

"The latest share repurchase program reinforces our commitment to delivering strong returns to shareholders and reflects our confidence in our long-term performance," said Tom Linebarger, Cummins Chairman and Chief Executive Officer.

About Cummins
Cummins Inc., a global power leader, is a corporation of complementary business units that design, manufacture, distribute and service a broad portfolio of power solutions. The company’s products range from diesel and natural gas engines to hybrid and electric platforms, as well as related technologies, including battery systems, fuel systems, controls, air handling, filtration, emission solutions and electrical power generation systems. Headquartered in Columbus, Indiana (U.S.A.), since its founding in 1919, Cummins employs approximately 62,600 people committed to powering a more prosperous world through three global corporate responsibility priorities critical to healthy communities: education, environment and equality of opportunity.  Cummins serves customers in approximately 190 countries and territories through a network of approximately 600 company-owned and independent distributor locations and over 7,600 dealer locations and earned about $2.1 billion on sales of $23.8 billion in 2018. See how Cummins is powering a world that’s Always On by accessing news releases and more information at https://www.cummins.com/always-on. Follow Cummins on Twitter at www.twitter.com/cummins and on YouTube at www.youtube.com/cumminsinc.

Forward-looking disclosure statement
Information provided in this release that is not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our forecasts, guidance, preliminary results, expectations, hopes, beliefs and intentions on strategies regarding the future. These forward-looking statements include, without limitation, statements relating to our plans and expectations for our revenues and EBITDA percentage for the full year of 2019, and our plans for Hydrogenics. Our actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including, but not limited to: any adverse results of our internal review into our emissions certification process and compliance with emissions standards; a sustained slowdown or significant downturn in our markets; changes in the engine outsourcing practices of significant customers; the development of new technologies that reduce demand for our current products and services; increased scrutiny from regulatory agencies, as well as unpredictability in the adoption, implementation and enforcement of emissions standards around the world; product recalls; policy changes in international trade; the United Kingdom's (U.K.) decision to end its membership in the European Union; lower than expected acceptance of new or existing products or services; a slowdown in infrastructure development and/or depressed commodity prices; supply shortages and supplier financial risk, particularly from any of our single-sourced suppliers; exposure to potential security breaches or other disruptions to our information technology systems and data security; a major customer experiencing financial distress; the actions of, and income from, joint ventures and other investees that we do not directly control; our plan to reposition our portfolio of product offerings through exploration of strategic acquisitions and divestitures and related uncertainties of entering such transactions; competitor activity; increasing competition, including increased global competition among our customers in emerging markets; foreign currency exchange rate changes; variability in material and commodity costs; political, economic and other risks from operations in numerous countries; changes in taxation; global legal and ethical compliance costs and risks; aligning our capacity and production with our demand; product liability claims; increasingly stringent environmental laws and regulations; future bans or limitations on the use of diesel-powered products; the price and availability of energy; the performance of our pension plan assets and volatility of discount rates; labor relations; changes in accounting standards; our sales mix of products; protection and validity of our patent and other intellectual property rights; the outcome of pending and future litigation and governmental proceedings; continued availability of financing, financial instruments and financial resources in the amounts, at the times and on the terms required to support our future business; and other risks detailed from time to time in our SEC filings, including particularly in the Risk Factors section of our 2018 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the SEC, which are available at http://www.sec.gov or at http://www.cummins.com in the Investor Relations section of our website.